HELIX
ENERGY SOLUTIONS GROUP

Huisman
WELL ENHANCER

Company Update

Changing the way you succeed.
December 2009
Capital One Southcoast
Energy Conference

Well Enhancer and Seawell intervention vessels in Aberdeen, Scotland

Changing the way you succeed.
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of
1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are statements that could be deemed “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995, including, without limitation, any projections of revenue, gross margin, expenses, earnings or losses from operations, or other financial items; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of property or wells; any statements of the plans, strategies and objectives of management for future operations; any statements concerning developments, performance or industry rankings; and any statements of assumptions underlying any of the foregoing. Although we believe that the expectations set forth in these forward-looking statements are reasonable, they do involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; employee management issues; complexities of global political and economic developments; geologic risks and other risks described from time to time in our reports filed with the Securities and Exchange Commission (“SEC”), including the
Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and subsequent quarterly reports on Form 10-Q. You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation and the associated press release. We assume no obligation or duty and do not intend to update these forward-looking statements except as required by the securities laws.
The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Statements of proved reserves are only estimates and may be imprecise. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include not only proved reserves but also other categories of reserves that the SEC’s guidelines strictly prohibit the Company from including in filings with the
SEC. Investors are urged to consider closely the disclosure in the Company’s 2008 Form 10-K.

Changing the way you succeed.
Helix Energy Solutions Group provides life-of-field
services and development solutions to offshore
energy producers worldwide. Helix actively reduces
finding and development costs through a unique mix
of offshore production assets, service
methodologies, and highly skilled personnel.
Anthony Tripodo
Executive Vice President and Chief Financial Officer
Presenters

Cameron Wallace
Director of Marketing and Investor Relations

Changing the way you succeed.
Historical Profile
• Deepwater subsea contracting
• Deepwater well intervention
• Robotics
• Oil and gas
 • Deepwater
 • Shelf
• Offshore production facilities
• Shelf contracting (Cal Dive)
• Reservoir evaluation and consulting
The Future
• Deepwater contracting services
 • Well Intervention
 • Robotics
 • Subsea Construction
• Deepwater oil and gas
 • Minimize exploration capex
  and risk
• Offshore production facilities
The result: A company focused on
deepwater activities and a conservative balance sheet
Helix ESG: Transforming the Business Model

$20,000.00
$18,000.00
$16,000.00
$14,000.00
$12,000.00
$10,000.00
$8,000.00
$6,000.00
$4,000.00
$2,000.00
$0.00
Subsea CAPEX (US$MM)
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Startup Year
N. America
S. America
North Sea
Africa/Med.
Asia Pacific

Changing the way you succeed.

US$21.4bn
US$63.3bn
195% Increase
Global Subsea Capex Forecast
Source: Quest Offshore Resources Subsea Database, November 2009

Changing the way you succeed.
Production Facilities
Marco Polo TLP (50%)
Independence Hub Semi (20%)
Helix Producer I (~87%) (2010)
Subsea
Construction
Pipelay
Intrepid
Express
Caesar- new to fleet
ROV
39 ROVs
2 ROV Drill Units
5 Chartered Vessels
5 Trenchers (200 - 2000hp)
Well Intervention
Q4000
Seawell
Well Enhancer- new to fleet
Mobile VDS/SILs
Helix Oil & Gas / ERT
GOM shelf and deepwater
PV-10 $1.9 billion @
12/31/2008
Proved reserves = 665 bcfe
(12/31/2008)
2009 projected production
43 - 47 bcfe
Helix ESG Business Segments

Changing the way you succeed.
Helix ESG
Contracting
Services

Caesar departing for sea trials, Nantong, China

HELIX
ENERGY SOLUTIONS GROUP

Helix Well Ops

Wellbore Drilling

Helix Well Ops

Wellhead Installation

Helix Subsea Construction

Pipeline / Flowline / Umbilical Installation

Helix Subsea Construction

PLET / Manifold Installation

Helix Subsea Construction

Jumper Installation

Canyon Offshore

Trenching and Burial

Helix Well Ops

Well Intervention

Canyon Offshore

ROV Services

Helix Well Ops

Decommissioning, Plug & Abandonment

Helix Well Ops

Wellhead / Tree Recovery

WELL OPS
A HELIX ENERGY SOLUTIONS COMPANY

HELIX
SUBSEA CONSTRUCTION
A HELIX ENERGY SOLUTIONS COMPANY

CANYON
A HELIX ENERGY SOLUTIONS COMPANY

Changing the way you succeed.
Services For Each Stage of the Field Life Cycle

Changing the way you succeed.
MODU DP3 Q4000
MSV DP3 Well Enhancer
Helix provides well operation and decommissioning services with the Seawell riserless well intervention vessel, the flagship Q4000 semisubmersible, the Well Enhancer wireline / slickline /
coiled tubing intervention vessel, and the Subsea Intervention Lubricator system.
SIL System
MSV DP2 Seawell
Well Intervention Assets

Changing the way you succeed.
DP Reel Lay Vessel
Express
DP S-Lay Vessel
Caesar
DP Reel Lay Vessel
Intrepid
Caesar’s onboard pipe welding and testing
capability allows the vessel to lay virtually
unlimited lengths of pipe up to 36” in diameter.
Helix’s flagship pipelay and subsea construction
vessel has established an extensive track record
of field installation projects around the world.
Intrepid has the flexibility to be deployed as a
pipelay, installation or saturation diving vessel.
Subsea Construction Vessels

Changing the way you succeed.
Contracting Services Facilities
Ingleside, Texas shore base facility
 – Pipe stalk length 5,230 feet
 – Onsite jumper and manifold fabrication
 – 300’ x 700’slip can accommodate two
 Helix Subsea Construction vessels side
 by side
 – Welding of Helix Danny 36-mile
 8 x 12-inch pipe-in-pipe began early
 August
Aerial view of Ingleside Shore Base
Helix Danny pipe welding
Automated pipe tension system

Changing the way you succeed.
Helix is an industry leading provider of ROV and subsea trenching services to deepwater operators worldwide.
The Helix ROV fleet consists
of 39 vehicles, covering the
spectrum of deepwater
construction services.
The 600 hp Supertrencher II
system is designed to
operate at water depths in
excess of 6,500 feet.
The state of the art I-Trencher
system trenches, lays pipe up
to 16” in diameter, and backfills
in a single operation.
Helix ROV Systems

Changing the way you succeed.
Island Pioneer
Olympic Triton
Olympic Canyon
Seacor Canyon
Northern Canyon
Chartered support vessels allows Helix to adjust the size and capability of its fleet to cost-effectively meet industry demands.
ROV/Construction Support Vessel Fleet

Changing the way you succeed.
• Installation completed of Disconnectable Turret
 System (DTS) receptacle, external thruster
 porches, cranes and all production modules
• DTS buoy installed on location by Q4000
• Installation of 2,500-ton production modules
 completed; module interconnection underway
• Expect deployment in Phoenix field
 in Q2 2010
HPI production module installation
Disconnectable
Transfer System
Helix Producer I FPU

Changing the way you succeed.
Helix Oil & Gas

Gunnison platform, Gulf of Mexico

Changing the way you succeed.
ERT Deepwater Portfolio

Legend:
Producing Field
Under Development
Discovery
Prospect
Gunnison
Bushwood
Phoenix
Interests in 47 Deepwater Blocks -13 Developed, 34 Undeveloped
379 BCFE Proved Reserves- 32 MMCFE Net Daily Production
2.7 Net TCFE Un-Risked Reserve Potential, 1.0 TCFE Risked
Internal Prospect Generation via Large, In-House 3-D Seismic Library Large,
 Recent Long Offset 3-D Seismic Database,+1,500 Blocks
Experienced Exploration/Drilling/Operations Team - 25+ years avg.

Jake
Danny

Changing the way you succeed.
• Proven Reserve, Undiscounted
 Future Net Revenues: $2.6 billion
 Undiscounted, Discounted PV-10:
 $1.9 billion (pre-tax)
• 665 Bcfe Proved Reserves
 – 379 Bcfe deepwater,
 273 Bcfe shelf, 13 North Sea
 – Proved Developed / PUD Ratio -
 50/50
 – Natural Gas / Oil Mix - 70/30
• Discoveries and Extensions
 resulted in 176 Bcfe of reserve
 additions
 – 371% production replacement rate
 – 2008 F&D costs - $2.44 / mcfe*
 *2008 Exploration + Development + Proved Property Acquisition / Exploratory Additions (U.S. Only)
O&G - 2008 Reserve Report Highlights

HELIX
ENERGY SOLUTIONS GROUP

Behavior
MUSTERING BOARD

Changing the way you succeed.
Helix Outlook
Helix Producer I topside module installation progress at Kiewit Offshore Services fabrication yard

Changing the way you succeed.
2009 Outlook

• Contracting Services demand in 2H 2009 has
 softened, as expected
• Express dry-dock, transit and utilization on Helix
 Danny pipeline is impacting external revenues
• Capital expenditures of approximately $340 to
 $360 million for 2009, $209 million spent
 year-to-date
 • $205 million relates to completion of three
 major vessel projects (Well Enhancer, Caesar
 and Helix Producer I)
 • $55 million relates to development of Danny
 and Phoenix oil fields
• Improved liquidity and debt levels (see slide 20)
Express spooling pipe for Helix Danny project

Changing the way you succeed.
2009 Outlook (continued)

Oil and Gas
 • Production range: 43 - 47 Bcfe
 • Oil and gas prices
 • Without hedges: $4.37 /mcfe;
 $66.41 /bbl
 • With realized hedges and mark-to-
 market adjustments (gas only):
  $7.45 /mcfe; $70.91 /bbl
HPI transfer buoy transit template

$2,500
$2,000
$1,500
$1,000
$500
$0
in millions
$1,758
$2,027
$1,361
$1,668
$1,803
$950
Gross Debt
Net Debt
12/31/2007
12/31/2008
9/30/2009

Changing the way you succeed.
Significant Balance Sheet Improvements
Debt
 Liquidity* of $781 million at 9/30/09

 * Defined as available revolver capacity plus cash

Changing the way you succeed.
Liquidity and Capital Resources

• Company remains focused on its efforts to monetize non-core assets and businesses
• Completed (≈ $600 million pre-tax):
 •Oil and gas assets
 • Bass Lite sale December 08 & January 09 ($49 million)
 • EC 316 sale in February 09 ($18 million)
 • Cal Dive
 • Sold a total of 15.2 million shares of Cal Dive common stock to Cal Dive in January and June 2009 for aggregate proceeds of $100 million
 • Sold 45.8 million Cal Dive shares in secondary offerings for proceeds of
 ≈ $405 million (net of offering costs) in June and September 2009
 • Sold Helix RDS for $25 million in April 2009
 Company will continue to seek a sale of its shelf oil and gas properties

Changing the way you succeed.
Liquidity and Capital Resources
Credit Facilities, Commitments and Amortization
 – $435 Million Revolving Credit Facility - UNDRAWN.
 • Facility extended to November 2012.
 • In July 2011, commitments reduced to $407 million.
 • $50 million of LCs in place.
 – $416 Million Term Loan B - Committed facility through June 2013. $4.3 million principal payments annually.
 – $550 Million High Yield Notes - Interest only until maturity (January 2016) or called by Helix. First Helix call date is January 2012.
 – $300 Million Convertible Notes - Interest only until put by noteholders or called by
 Helix. First put/call date is December 2012, although noteholders have the right to convert prior to that date if certain stock price triggers are met ($38.56).
 – $119 Million MARAD - Original 25 year term; matures February 2027. $4.4 million principal payments annually.

Changing the way you succeed.
Financial Information

Express spooling pipe at Ingleside Shore Base, Gulf of Mexico

Contracting Services
Oil & Gas
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2005
2006
2007
2008
YTD 9/30/2009

Changing the way you succeed.
Note: Excludes Cal Dive and Helix RDS revenues from 2005-2009.
See Non-GAAP reconciliations on slides 28-30.
($ amounts in millions)
$575
$840
$891
$1,337
$1,152
Consistent Top-Line Growth

$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.86
$2.79
$2.97
$2.60
$0.91
2005
2006
2007
2008
YTD
9/30/2009

Changing the way you succeed.
- 2006 results exclude the impact of
 the gain on sale in the Cal Dive IPO
 and estimated incremental
 overhead costs during the year.
- 2007 results exclude the impact of
 the Cal Dive gain, impairments and
 other unusual items.
- 2008 results exclude non-cash
 charges of $964 million for
 reduction in carrying values of
 goodwill and certain oil and gas
 properties.
- YTD 9/30/2009 results exclude the
 impact of Cal Dive gains,
 impairments and other unusual
 items.
(a) See Non-GAAP reconciliations on slides 28-30.
Earnings Per Share (a)

Contracting Services
Oil & Gas
$700
$600
$500
$400
$300
$200
$100
$0
2005
2006
2007
2008
YTD
9/30/2009

Changing the way you succeed.
-2006 results exclude the impact
 of the gain on sale in the Cal
 Dive IPO and estimated
 incremental overhead costs
 during the year.
-2007 results exclude the impact
 of the Cal Dive gain,
 impairments and other unusual
 items.
-2008 results exclude non-cash
 impairments.
-Excludes Cal Dive contribution.
(a) See Non-GAAP reconciliations on slides 28-30.
($ amounts in millions)
$278
$449
$432
$575
$609
Significant Cash Generation - EBITDAX

HELIX
ENERGY SOLUTIONS GROUP

Anthony Guegel
HELIX

Changing the way you succeed.
Non-GAAP
Reconciliations

HELIX ENERGY SOLUTIONS GROUP

	2005	2006	2007	2008	YTD 9/30/2009
			(in millions)		
Net income applicable to common shareholders	$ 150	$ 340	$ 312	$ (639)	$ 158
Non-cash impairments	1	5	73	918	20
Gain on asset sales	(1)	(99)	(148)	(74)	(88)
Preferred stock dividends	2	3	4	3	54
Income tax provision	75	131	103	67	116
Net interest expense and other	8	41	64	101	36
Depreciation and amortization	111	193	320	306	189
Exploration expense	6	43	27	33	3
EBITDAX as reported	$ 352	$ 657	$ 755	$ 715	$ 488
Less: Previously reported contribution from Cal Dive	(74)	(208)	(146)	(140)	(56)
Adjusted EBITDAX	$ 278	$ 449	$ 609	$ 575	$ 432

We calculate adjusted EBITDAX as earnings before net interest expense, taxes, depreciation and amortization, and exploration expense. Further, we do not include earnings from our interest in Cal Dive in any periods presented in our adjusted EBITDAX calculation. These non-GAAP measures are useful to investors and other internal and external users of our financial statements in evaluating our operating performance because they are widely used by investors in our industry to measure a company's operating performance without regard to items which can vary substantially from company to company and help investors meaningfully compare our results from period to period. Adjusted EBITDAX should not be considered in isolation or as a substitute for, but instead is supplemental to, income from operations, net income or other income data prepared in accordance with GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to our reported results prepared in accordance with GAAP. Users of this financial information should consider the types of events and trasactions which are excluded.

Changing the way you succeed.
Non-GAAP Reconciliations

Reconciliation to Normalized EPS:	2005	2006	2007	2008	YTD 9/30/2009
	(in millions, except earnings per share)				
Net income applicable to common shareholders	$ 150	$ 340	$ 312	$ (639)	$ 158
Preferred stock dividends and accretion	2	3	4	-	1
Gain on subsidiary equity transaction (Cal Dive)	-	(97)	(99)	-	(50)
Goodwill and other intangible impairments	-	-	-	715	-
Other non-recurring items	-	5	70	161	(10)
Net income, excluding non-cash gains on Cal Dive equity transactions and other unusual items	$ 152	$ 251	$ 287	$ 237	$ 99
Diluted Shares	82	90	96	91	106
Normalized EPS	$ 1.86	$ 2.79	$ 2.97	$ 2.60	$ 0.91

Changing the way you succeed.
Non-GAAP Reconciliations

2005	2006	2007	2008	YTD 9/30/2009
			(in millions)		
Revenue As Reported	$ 794	$ 1,328	$ 1,732	$ 2,114	$ 1,282
Less: Cal Dive	(219)	(488)	(580)	(777)	(391)
Helix ESG Revenues	$ 575	$ 840	$ 1,152	$ 1,337	$ 891

Changing the way you succeed.
Non-GAAP Reconciliations

Changing the way you succeed.